                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  May 19, 1999


                                  PIXTECH, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                     0-26380                   04-3214691
(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                Number)                Identification No.)



                  Avenue Olivier Perroy, 13790 Rousset, France
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                              011-33-4-42-29-10-00

     The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 1999 as set forth in the pages attached hereto:


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (b)      Pro Forma Financial Information.



1.   Unaudited Pro Forma Condensed Consolidated Balance Sheets
2. Unaudited Pro Forma Condensed Consolidated Statements of Operations Year ended December 31, 1998
3. Unaudited Pro Forma Condensed Consolidated Statements of Operations Three Months ended March 31, 1999
4.   Notes to Unaudited Pro Forma Consolidated Financial Statements.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                                    PixTech      Acquisition       Proforma
                                                                   March 31,       May 20,         March 31,
                                                                     1999           1999             1999
                                                                  ---------       --------        ---------
                                                                                  (Note B)
                                                                                  --------
                             ASSETS
Current assets:
    Cash available............................................    $  4,155        $  4,350  (i)    $  8,505
    Restricted cash - short term..............................       3,397                            3,397
    Accounts receivable:
       Trade..................................................         235                              235
       Other..................................................         347                              347
    Inventory.................................................       1,098             266  (i)       1,364
    Other.....................................................       1,374                            1,374
                                                                  --------        --------         --------
         Total current assets.................................      10,606           4,616           15,222
Restricted cash - long term...................................       6,667                            6,667
Property, plant and equipment, net............................      16,553          13,316  (i)      29,869
Goodwill, net.................................................         132                              132
Deferred tax assets...........................................       4,275                            4,275
Other assets - long term......................................         201                              201
 Deferred offering costs......................................         397                              397
                                                                  --------        --------         --------
         Total assets........................................     $ 38,831        $ 17,932         $ 56,763
                                                                  ========        ========         ========
LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
    Current portion of long term debt.........................    $  3,143        $  1,694  (i)    $  4,849
    Current portion of capital lease obligations..............       2,353                            2,353
    Accounts payable..........................................       6,930              95  (i)       7,013
    Accrued expenses..........................................       2,094                            2,094
                                                                  --------        --------         --------
         Total current liabilities............................      14,520           1,789           16,309
Deferred revenue..............................................          82                               82
Long term debt, less current portion..........................       8,499           1,169  (i)       9,668
Capital lease obligation, less current portion................       8,296                  (i)       8,296
Other long term liabilities, less current portion.............          32                               32
                                                                  --------        --------         --------
         Total liabilities....................................      31,429           2,958           34,387
                                                                  ========        ========         ========
Stockholders equity
     Convertible preferred stock Series E, $0.01 par value....           4                                4
     Common stock, $0.01 par value............................         151              71  (ii)        222
     Additional paid-in capital...............................      69,190          14,903  (ii)     84,093
     Cumulative translation adjustment........................      (2,411)                          (2,411)
     Deficit accumulated during development stage.............     (59,532)                         (59,532)
                                                                  --------        --------         --------
          Total stockholders equity..........................        7,402          14,974           22,376
                                                                  --------        --------         --------
          Total liabilities and stockholders equity..........     $ 38,831        $ 17,932         $ 56,763
                                                                  ========        ========         ========

                             See accompanying notes.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                                 (in thousands)
                                   (unaudited)

                                                                                                       Pro Forma
                                                                        PixTech                         PixTech
                                                                         Year          Pro Forma         Year
                                                                         Ended        Adjustments        Ended
                                                                      ------------   -------------    ------------
                                                                      December 31,                    December 31,
                                                                          1998         (Note C)           1998
                                                                      ------------   -------------    ------------
 Revenues
     Cooperation and license revenues.............................    $  1,239          $    --          $  1,239
     Product sales................................................         445               --               445
     Other revenues...............................................       1,968               --             1,968
                                                                      --------          -------          --------
          Total revenues..........................................       3,652               --             3,652
                                                                      --------          -------          --------
 Cost of revenues
     License fees and royalties...................................          24               --                24
                                                                      --------          -------          --------
 Gross margin.....................................................       3,676               --             3,676
                                                                      --------          -------          --------
 Operating expenses

     Research and development.....................................     (19,414)          (8,256)          (27,670)
     Marketing and sales..........................................      (1,433)            (431)           (1,864)
     Administrative and general expenses..........................      (2,515)            (431)           (2,946)
                                                                      --------          -------          --------
                                                                       (23,362)          (9,117)          (32,479)
                                                                      --------          -------          --------

 Loss from operations.............................................     (19,686)          (9,117)          (28,803)

 Other income / (expense)
     Interest income (expense) net................................        (708)              (6)             (714)
     Foreign exchange gains / (losses)............................         372               --               372
                                                                      --------          -------          --------
                                                                          (336)              (6)             (342)

 Loss before income tax benefit...................................     (20,022)          (9,123)          (29,145)
 Income tax benefit...............................................       2,159               --             2,159
                                                                      --------          -------          --------
 Net loss.........................................................    $(17,863)         $(9,123)         $(26,986)
                                                                      ========          =======          ========

 Dividend accrued to holders of Preferred Stock...................         (12)              --               (12)
                                                                      --------          -------          --------
 Net loss to holders of Common Stock..............................    $(17,875)         $(9,123)         $(26,998)
     Net loss per share of Common Stock...........................    $  (1.23)                          $  (1.25)
     Shares of Common Stock used in computing net loss per share..      14,548                             21,681


                            See accompanying notes.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1999
                                 (in thousands)
                                   (unaudited)


                                                                                                          Pro Forma
                                                                          PixTech                          PixTech
                                                                           Year           Pro Forma         Year
                                                                           Ended         Adjustments        Ended
                                                                        -----------      ------------    ------------
                                                                         March 31,                         March 31,
                                                                           1998           (Note C)           1998
                                                                        -----------      ------------    ------------
Revenues
    Cooperation and license revenues ............................        $   --           $   --           $   --
    Product sales ...............................................             161             --                161
    Other revenues ..............................................           2,000             --              2,000
                                                                         --------         --------         --------
         Total revenues .........................................           2,161             --              2,161
                                                                         --------         --------         --------
Cost of revenues
    License fees and royalties ..................................             (87)            --                (87)
                                                                         --------         --------         --------
Gross margin ....................................................           2,074             --              2,074
                                                                         --------         --------         --------

Operating expenses

    Research and development ....................................          (5,587)          (2,194)          (7,781)
    Marketing and sales .........................................            (351)             (98)            (449)
    Administrative and general expenses .........................            (730)             (98)            (828)
                                                                         --------         --------         --------
                                                                           (6,668)          (2,390)          (9,058)
                                                                         --------         --------         --------

Loss from operations ............................................          (4,594)          (2,390)          (6,984)

Other income / (expense)
    Interest income (expense) net ...............................            (266)               9             (257)
    Foreign exchange gains / (losses) ...........................            (516)            --               (516)
                                                                         --------         --------         --------
                                                                             (782)               9             (773)

Loss before income tax benefit ..................................          (5,376)          (2,381)          (7,757)
Income tax benefit ..............................................            --               --               --
                                                                         --------         --------         --------
Net loss ........................................................        $ (5,376)        $ (2,381)        $ (7,757)
                                                                         ========         ========         ========

Dividend accrued to holders of Preferred Stock ..................            (134)            --               (134)
                                                                         --------         --------         --------
Net loss to holders of Common Stock .............................        $ (5,510)        $ (2,381)        $ (7,891)
    Net loss per share of Common Stock ..........................                         $  (0.35)        $  (0.35)
    Shares of Common Stock used in computing net loss per share .          15,143                            22,277


                                                        See accompanying notes.

         Notes to Pro Forma Condensed Consolidated Financial Statements
                 (all amounts in thousands except share amounts)
                                   (unaudited)



Note A - Basis of presentation

The accompanying unaudited pro forma condensed financial statements reflect the acquisition of certain assets of Micron Technology, Inc. ("Micron") relating to field emission displays including equipment and other tangible assets, certain contract rights and cash (the "Micron Transaction"). The Micron Transaction was closed on May 19, 1999 between the Company and Micron.

These unaudited pro forma condensed financial statements were derived from PixTech's audited and unaudited financial statements for the year ended December 31, 1998 and for the three-month period ended March 31, 1999, respectively. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998 and for the three-month period ended March 31, 1999 give effect to the Micron Transaction as if it had occurred at the beginning of the period. The unaudited pro forma condensed consolidated balance sheets as of March 31, 1999 has been prepared as if the Micron Transaction had occurred on March 31, 1999.

The pro forma adjustments for the Micron Transaction are based upon estimates, available information and certain assumptions that the management of PixTech deems appropriate. The unaudited pro forma condensed consolidated financial information does not purpose to represent the results of operations or the financial position of PixTech that actually would have resulted had the Micron Transaction occurred as of the dates indicated, nor should it be taken as indicative of the future results of operations or future financial position of PixTech (See "Note B - Pro Forma Condensed Consolidated Balance Sheets" and "Note C - Pro Forma Condensed Consolidated Statements of Operations").

It is suggested that these pro forma condensed consolidated financial statements be read in conjunction with the consolidated financial statements and footnotes thereto for the year ended December 31, 1998, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.



Note B - Pro Forma Condensed Consolidated Balance Sheets

The pro forma consolidated balance sheets reflect the acquisition of Micron's assets and the assumption of certain liabilities, as of May 20, as if such acquisition had occurred on March 31, 1999.

(i) Net Assets Acquired
The estimated fair value of net assets acquired in the Micron Transaction is approximately $9,157 in excess of the cost of net assets acquired. The estimated fair value of property, plant and equipment of $22,473 has been proportionally reduced to the extent that the fair value of net assets acquired exceeded cost resulting in property plant and equipment of $13,316.

(ii)  Stockholders' equity
In consideration of the Micron Transaction, the Company issued 7,133,562 shares of the Company's Common Stock, representing a total amount of $14,717, and a warrant to purchase 310,000 shares of the Company's Common Stock at an exercise price of approximately $2.25 per share. The fair value of the 310,000 warrants was computed using the Black-Scholes model and was estimated at $257.

Note C - Pro Forma Condensed Consolidated Statements of Operations - Pro Forma
     Adjustments

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998 and for the three months ended March 31, 1999 reflect the Company's best estimate of the additional ongoing expenses associated with the acquisition of assets, as if such acquisition had occurred at the beginning of the periods presented.

These estimated expenses primarily relate to additional research and development personnel costs in the amount of $2,797 and $741, and additional depreciation expense of the acquired assets of $3,342 and $941, respectively for the year ended December 31, 1998 and for the three months ended March 31, 1999. These estimated expenses also relate to additional marketing and sales and administrative and general personnel costs totaling $539 and $101, respectively for the year ended December 31, 1998 and for the three months ended March 31, 1999.

The Company believes that these unaudited pro forma condensed statements of operations may not be indicative of the results that would have occurred if the transaction had been completed at the beginning of the periods indicated and that they may not be indicative of the future results. Future results depend on a variety of factors, including the rate of growth of the Company's research and development expenses and the rate of growth of the costs related to the transfer and adaptation of the Company's manufacturing process to its Taiwanese partner, Unipac.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 9, 1999                                PIXTECH, INC.



                                              By: /S/ Yves Morel
                                                 ------------------
                                                 Yves Morel
                                                 Chief Financial Officer